UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

Green Brick Partners, Inc.
 (Exact name of registrant as specified in its charter)

Delaware		001-33530	20-5952523
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
2805 Dallas Pkwy	,	Ste 400
Plano	,	TX	75093
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code			(469)	573-6755

(Former name or former address, if changed since last report.) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On September 10, 2020, Jed Dolson was appointed to the newly created position of Chief Operating Officer of Green Brick Partners, Inc., a Delaware corporation (the “Company”). Mr. Dolson has been an advisor to the Company since 2010 and joined the Company in September 2013, serving most recently as President of Texas Region, and previously as Head of Land Acquisition and Development from September 2013 until October 2017.

Information required pursuant to Item 401(b), Item 401(d) and Item 404(a) of Regulation S-K is incorporated herein by reference from the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 29, 2020.

(e)

On September 10, 2020, the Company has entered into a new employment agreement (the “Employment Agreement”) with Mr. Dolson renewing the term of his employment for an additional three years, subject to further extensions thereafter. The Employment Agreement, which is effective October 27, 2020, increases Mr. Dolson’s annual base salary to $600,000. In addition, pursuant to the Employment Agreement Mr. Dolson is eligible to receive an annual bonus under the Company’s 2014 Omnibus Equity Incentive Plan, as it may be amended from time to time, with a target bonus amount of $1,506,000 for the fiscal year ending December 31, 2021, $1,700,000 for 2022 and $1,800,000 for 2023. Payment of the bonus is contingent upon the achievement of performance goals established and assessed solely at the discretion of the board of directors of the Company (the “Board”) or, to the extent delegated, the Compensation Committee of the Board. The annual bonus may be payable partially in cash and partially in equity, as determined by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
By:	/s/ James R. Brickman
James R. Brickman
Chief Executive Officer

Date: September 15, 2020